Delaware Investments® Family of Funds

Supplement to the current Class A
Statutory Prospectus for each Delaware Investments fund
(each, a “Fund” and together, the “Funds”)

The following replaces the information in the section entitled, “About your account – Buying Class A shares at net asset value” of the Funds’ statutory prospectus.

Buying Class A shares at net asset value

Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time.

•	Shares purchased under the Delaware Investments dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 12-month reinvestment privilege.

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Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Investments Fund, the Manager, or any of the Manager's current affiliates and those that may in the future be created; (ii) legal counsel to the Delaware Investments Funds; and (iii) registered representatives and employees of broker/dealers who have entered into dealer's agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan established by any of the foregoing entities, counsel, or broker/dealers may also purchase shares at NAV.

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Shareholders who own Class A shares of Delaware Cash Reserve® Fund as a result of a liquidation of a Delaware Investments Fund may exchange into Class A shares of another Delaware Investments Fund at NAV.

•	Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Delaware Investments Funds.

•	Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

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Purchases for the benefit of the clients of brokers, dealers, and registered investment advisors if such brokers, dealers, or investment advisors have entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee-based programs. Investors may be charged a fee by their broker, dealer, or registered investment advisor when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

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Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

•	Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Fund's Institutional Class, if applicable.

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Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with respect to such retirement platforms.

•	Purchases by certain legacy bank-sponsored retirement plans that meet requirements set forth in the SAI.

•	Purchases by certain legacy retirement assets that meet requirements set forth in the SAI.

•	Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

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Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or DSC.

•	Purchases by certain participants of particular group retirement plans as described in the SAI.

•	Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this supplement for future reference.

This Supplement is dated August 1, 2013.